John Hancock Funds II

Supplement dated June 30, 2008
to the Class 1, Class NAV, Class I , and Class A, B and C Shares Prospectuses
dated December 31, 2007

Real Return Bond Fund

Effective June 30, 2008, the Fund is authorized to invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

Floating Rate Income Fund

Effective June 30, 2008, Western Asset Management Company Limited (“WAMCO Limited”) was approved by the Board of Trustees as a sub-subadviser to the Fund. WAMCO Limited is an affiliate of the subadviser to the Fund, Western Asset Management Company.

Value & Restructuring Fund

Effective May 30, 2008, Columbia Asset Management LLC (“Columbia Asset Management”) became the subadviser to the Value & Restructuring Fund due to the merger of the current subadviser to the Fund, UST Advisers, Inc., into Columbia Management Advisors. The merger will not change the management of the Fund or the team of investment professionals providing services to the Fund.

Columbia Management Advisors is located at 100 Federal Street, Boston, MA 02110, and serves as investment adviser to over 100 Columbia Funds mutual fund portfolios. As of March 31, 2008, Columbia Management Advisors had assets under management of approximately $371.7 billion. Columbia Management Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, Columbia Management Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “UST Advisers, Inc.”:

Fund	Portfolio Managers

Value & Restructuring Fund	David J. Williams Timothy Evnin

•	David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987. Primarily responsible for the day-to-day management of the Fund.

•	Timothy Evnin. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

Small Cap Opportunities Fund

Effective June 30, 2008, Invesco Aim Capital Management, Inc. (“AIM”) was added as a subadviser to the Small Cap Opportunities Fund. Munder Capital Management (“Munder”) will continue as subadviser to the Fund and each subadviser will subadvise approximately one half the assets of the Fund although the actual percentage managed by each subadviser will vary because the assets subadvised by each subadviser are not rebalanced daily.

In connection with the addition as AIM as subadviser to the Fund, the investment policies and principal risks of the Fund will be amended and restated as follows:

AIM

AIM will manage its portion of the Fund’s assets (the “AIM Subadvised Assets”) as follows:

Under normal market conditions, AIM invests at least 80% of the AIM Subadvised Assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

AIM attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace. Under normal conditions, the top 10 holdings may comprise up to 25% of the portion of the total assets of the portion of the AIM Subadvised Assets.

In selecting investments, AIM utilizes a disciplined portfolio construction process that aligns the Fund with the S&P Small Cap 600 Index that AIM believes represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

➢	Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

➢	Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

➢	Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

AIM considers selling a security if a change in industry or company fundamentals indicate a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

The AIM Subadvised Assets may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

AIM may invest up to 25% of the AIM Subadvised Assets in foreign securities. The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S.

AIM may invest the AIM Subadvised Assets in ETFs to manage cash and may invest the AIM Subadvised Assets in other investment companies. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. AIM may invest the AIM Subadvised Assets in equity securities of larger capitalization companies in addition to small-capitalization companies. AIM may invest up to 15% of the AIM Subadvised Assets in real estate investment trusts (“REITS”).

Munder

Munder will manage its portion of the Fund’s assets (the “Munder Subadvised Assets”) as follows:

Under normal market conditions, Munder invests at least 80% of the portion of the Munder Subadvised Assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment within the range of the companies in the Russell 2000 Index.

Munder attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

Munder will usually invest the Munder Subadvised Assets in equity securities of domestic and foreign companies that Munder believes can be purchased at a price significantly below their inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, Munder considers these factors, among others, in choosing companies:

•	A high level of profitability;
•	Solid management;
•	A strong, competitive market position; or
•	Management interests that are aligned with shareholders interests.

Munder may, but is not required to, use various hedging and derivatives investment strategies when managing the Munder Subadvised Assets. Munder may when managing the Munder Subadvised Assets write covered call options. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to sell the underlying security or instrument with a gain.

Munder may invest the Munder Subadvised Assets in ETFs to manage cash and may invest the Munder Subadvised Assets in other investment companies. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. Munder may invest the Munder Subadvised Assets in equity securities of larger capitalization companies in addition to small-capitalization companies. Munder may invest up to 15% of the Munder Subadvised Assets in real estate investment trusts (“REITS”).

Munder’s investments of the Munder Subadvised Assets in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S. and U.S. dollar denominated securities traded in the U.S. as well as indirect investments, such as depositary receipts.

Principal Risks of Investing in the Fund:

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

➢	Active Management risk
➢	Credit And Counterparty risk
➢	Convertible Securities risk
➢	Currency risk
➢	Equity Securities risk
➢	Exchange Traded Funds risk
➢	Foreign Securities risk
➢	High Portfolio Turnover risk

➢	Hedging, Derivatives and Other Strategic Transactions risk
➢	Issuer risk
➢	Liquidity risk
➢	Medium and Small Company risk
➢	Real Estate Securities risk

The following information supplements the biographical information found under the “Subadviser Information and Management Biographies” section under A I M Capital Management, Inc.:

Fund	Portfolio Managers

Small Cap Opportunities Fund	Juliet S. Ellis Juan R. Hartsfield Clay Manley

•	Juliet S. Ellis. Senior Portfolio Manager (lead manager), who has been responsible for the Fund since 2005 and has been with Invesco Aim and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.

•	Juan R. Hartsfield. Portfolio Manager who has been responsible for the Fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

•	Clay Manley. Portfolio Manager, who has been responsible for the Fund since 2008 and has been associated with the subadviser and/or its affiliates since 2001.

All Cap Growth Fund
Small Company Growth Fund

The following information replaces the subadviser information found under the “Subadviser Information and Management Biographies” section under “AIM Capital Management, Inc.”:

Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Effective on or about March 21, 2008, A I M Capital Management, Inc. changed its name to Invesco Aim Capital Management, Inc. Invesco Aim is an indirect wholly owned subsidiary of Invesco Aim Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Invesco Aim Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco Aim, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Value Fund

The following information replaces the biographical information found under the “Subadviser Information and Management Biographies” section under “Morgan Stanley Investment Management Inc., doing business as Van Kampen (’Van Kampen’)”:

Fund	Portfolio Managers

Value Fund	James Gilligan (Co-Lead Manager) Thomas Copper (Co-Lead Manager) Thomas Bastian James Roeder Sergio Marcheli Mark Laskin

•	James Gilligan. Portfolio Manager; joined Van Kampen in 1985.
•	Thomas Copper. Portfolio Manager; joined Van Kampen in 1986.
•	Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.
•	James Roeder. Portfolio Manager; joined Van Kampen in 1999.
•	Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.
•	Mark Laskin. Portfolio Manager; joined Van Kampen in 2000.

International Equity Index Fund

Effective June 30, 2008, the Fund’s performance will be compared to the MSCI AC World Ex U.S. Index (net of foreign withholding taxes). Accordingly, the “Index” section for the International Equity Index Fund Class NAV has been deleted and replaced with the following:

Average Annual Total Returns for Period Ended 12/31/2007

	One	Since	Date of
	Year	Inception	Inception

Class NAV before tax	15.33%	23.32%	10/28/2005

Class NAV after tax on distributionsA	13.89%	21.84%

Class NAV after tax on distributions, with saleA	10.49%	19.36%

MSCI AC World Ex U.S. Index (gross of foreign withholding taxes)B*	17.10%	24.69%

MSCI AC World Ex U.S. Index (net of foreign withholding taxes)B*	16.65%	24.83%

AAfter-tax returns for the class of shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

BThe return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.

*Prior to June 30, 2008, the Fund compared its performance to the MSCI AC World Ex U.S. Index (gross of foreign withholding taxes). Effective June 30, 2008, the Fund’s performance will be compared to a different version of the index, the MSCI AC World Ex U.S. Index (net of foreign withholding taxes), which provides a more accurate comparison because the Fund is subject to foreign withholding taxes.

MSCI AC World Ex U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

The gross dividends version of the index approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

The net dividends version of the index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. Withholding tax rates applicable to Luxembourg holding companies are used, as Luxembourg applies the highest rates.

John Hancock Funds II

Supplement dated June 30, 2008
to the Class A Shares Prospectus
dated December 26, 2007

Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

Currently, payment of distributions occurs quarterly. Effective July 1, 2008, payment of distributions will occur monthly.

John Hancock Funds II

Supplement dated June 30, 2008
to the to the Statement of Additional Information
dated December 31, 2007

Management of the Trust

A Trustee shall hold office until his or her designated retirement date except that (a) any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.